SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement ☐ Confidential, for Use of the
Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

INTREPID TECHNOLOGY & RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party: Jacob D. Dustin

4) Date Filed: October 12, 2006

INTREPID TECHNOLOGY & RESOURCES INC.
501 West Broadway, Suite 200
Idaho Falls, Idaho 83402

Dear Shareholder:

You are cordially invited to attend the 2006, Annual Meeting of Shareholders of Intrepid Technology & Resources Inc. The annual meeting will be held on Friday, December 1, 2006, at the Company’s Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.

We hope to see you at the meeting.

Sincerely,

Dr. Dennis D. Keiser
Chief Executive Officer

October 12, 2006

INTREPID TECHNOLOGY & RESOURCES INC.
501 West Broadway, Suite 200
Idaho Falls, Idaho 83402

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 1, 2006

NOTICE IS HEREBY GIVEN, that an Annual Meeting of Shareholders (the “Annual Meeting”) of Intrepid Technology & Resources Inc. (the “Company”) will be held on Friday, December 1, 2006, at the Company’s Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time, for the following purposes, as more fully described in the attached Proxy Statement:

(1) To elect six members of the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

(2) To ratify the appointment of Jones Simkins P.C. as the Company's independent auditors for the fiscal year ending June 30, 2007; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 6, 2006, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Offices of the Company, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

IMPORTANT

You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

By Order of the Board of Directors,

Dr. Dennis D. Keiser
Chief Executive Officer and Acting CFO

October 12, 2006

INTREPID TECHNOLOGY & RESOURCES INC.
501 West Broadway, Suite 200
Idaho Falls, Idaho 83402
_________________________

PROXY STATEMENT

October 12, 2006

_________________________

This proxy statement contains information related to the annual meeting of shareholders of Intrepid Technology & Resources Inc. to be held on Friday, December 1, 2006, at the Company’s Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At the Company’s annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, and to ratify the appointment of Jones Simkins P.C. as the Company's independent auditors for the fiscal year ending June 30, 2007.

Who is entitled to vote?

Only shareholders of record on the close of business on the record date, October 6, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class.

Description of Capital Stock	Number of Votes	Total Votes

Common Stock	One Vote Per Share	240,418,593

Who can attend the annual meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 2:30 p.m., and seating will begin at 2:45 p.m. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 240,418,593 votes. As such, holders of at least 120,209,297 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board’s recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

•	For the election of the nominated slate of directors (see page 7);

•	For the approval to ratify the appointment of Jones Simkins, P.C. as the Company's independent auditors for the fiscal year ending June 30, 2007.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors and Selection of Independent Accountants. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors and the selection of the independent auditors. This means that the six nominees receiving more affirmative votes than any other person will be elected. A properly executed proxy marked “Withheld” with respect to the election of any nominee will not be voted with respect to such nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum.

STOCK OWNERSHIP

The following table shows how many shares of Common Stock were beneficially owned as of October 12, 2006 by certain stockholders and each of our directors and executive officers as a group.

(a)	Beneficial Owners who own more than five percent (5%) or more of the Company’s Common Stock

None

(b) Directors and Executive Officers

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
DIRECTORS

Dr. Dennis D. Keiser, (Director and Officer)	10,224,914	4.2%

Dr. Jacob D. Dustin, (Director and Officer)	8,181,001	3.4%

Michael W. Parker, (Director)	3,468,500	1.4%

William R. Myers, (Director)	3,469,192	1.4%

Steven Whitesides (Director)	7,101,666	2.9%

D. Lynn Smith, (Director)	1,875,000	*

All directors and executive officers as a group	34,320,273	14.2%

* indicates less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors and executive officers file reports with the Securities and Exchange Commission indicating the number of shares of any equity securities they owned when they became a director or officer and after that any changes in their ownership of common stock. Section 16(a) of the Securities Exchange Act of 1934 requires these reports. We have reviewed copies of these reports and based on a review of those reports we believe that during the year 2006 all Section 16 recording requirements applicable to our officers and directors were complied with.

PROPOSAL 1 - ELECTION OF DIRECTORS

The following seven persons have been nominated for election at this annual meeting to hold office until the next annual meeting and the election of their successors.

Nominees standing for election to serve until the Annual Meeting in 2007 are:

Name	Age	Position With Company	Residence	Director Since

Michael W. Parker	49	Director, and Chairman	Poulson, MT	2005
D. Lynn Smith	55	Director, and Vice Chairman	Idaho Falls, ID	2002
Dennis D. Keiser	67	Director, and CEO	Idaho Falls, ID	2001
Jacob D. Dustin	58	Director, President	Idaho Falls, ID	2001
William R. Myers	64	Director	Moriarty, NM	2002
Steven Whitesides	46	Director	Rupert, ID	2005
John W. Brockage	67		Castro Valley, CA

Michael W. Parker

  Mr. Parker was elected to the Board of Directors in 2005 and was appointed Chairman of the Board on May 23, 2006. Mr. Parker, a shareholder since 2001, is a retired Air Force Lieutenant Colonel and for the past five years has been a self-employed entrepreneur and investor. During his diverse 20-year career he worked in areas ranging form aviation, engineering, special operations and program management. He is a veteran of Operations Desert Shield, Desert Storm (Gulf War I) and Southern Watch. Since his retirement in 2000, he spends his time managing his numerous business interests and traveling between his homes in Lake County, Montana and Bay St. Louis, Mississippi. He has been a shareholder and an enthusiastic and vocal advocate of Intrepid Technology and Resources since our Company’s inception.

Dennis D. Keiser

Dr. Keiser has served the Company as a director and its chief executive officer since 2002. In 2001 he was a founder of Western Technology Management, which ultimately merged into the Company. Prior to that he managed a Science and Technology Laboratory for the United States Department of Energy, involved in energy and environmental research and development. He has corporate Executive experience in science, engineering and business management spanning three decades and has managed large technical and business operations with Fortune 500 companies.

Jacob D. Dustin

Dr. Dustin has served as a director, vice president, secretary and treasurer of the Company since 2002 and as President since May 2006. From 1999 to 2000 Bechtel Corporation at the Idaho National Engineering and Environmental Laboratory employed him. From 1995 to 1999 he was an employed by Parsons, an architectural and engineering firm. In 1995 he retired from the United States Air Force with the rank of Colonel. He brings thirty years of experience in operational and engineering leadership positions managing large, diverse groups of engineers, scientists and technicians and programs with annual budgets in excess of $100M.

William R. Myers

Mr. Myers, a director since 2002, has for the past five years been president of Myers Associates International, Inc., which provides technical and management consulting, business development and construction management for domestic and international firms. He has extensive business development and strategic planning background with architectural engineering, research and development, construction, environmental science and startup entrepreneurial firms in both national and international settings.

D. Lynn Smith

Mr. D. Lynn Smith, a director since 2002, has over thirty years experience as a Certified Public Accountant and partner in Galusha, Higgins & Galusha, P.C, of Idaho Falls, Idaho, a regional public accounting firm. Experience includes audit, tax, individual and business litigation support and individual and business planning with a special emphasis on agriculture and agribusiness.

Steven Whitesides

Mr. Steven Whitesides, a director since 2005, has nearly 30 years experience in the operation and management of agricultural businesses ranging from feed mills to dairy and beef operations. He is co-owner and operator of one of the largest and most progressive dairies in the State of Idaho and has a consistent history of demonstrating leadership in the advancement and betterment of the dairy industry as a whole.

John W. Brockage

Mr. John W. Brockage , a shareholder since 2004, has for the past five years been a Real Estate Property owner, builder, investor and property manager in California and Hawaii. Prior to that, he accumulated 28 years of similar business experience. At one time he was a licensed Real Estate Agent buying and selling commercial property. He has patented his own inventions and has past board experience serving on the boards of the Colby Computer Corporation and Rollerjet Corporation. A request was timely filed to the Board of Directors for Mr. Brockage to be a candidate for election to the Board at this upcoming 2006 annual shareholder’s meeting.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

During the year ended June 30, 2006, the Board of Directors held four face-to-face meetings and nine formal telephone conference meetings. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee and Nominating Committee. The Compensation Committee and Audit Committee current members are Messrs. D. Lynn Smith, William R. Myers, Michael W. Parker and Steven Whitesides.

The Nominating Committee met once during 2006, recommending the six directors and one additional shareholder stand for election to fill six board positions at the annual shareholders meeting in 2006.

The members of the Audit Committee are currently Messrs. Smith, Parker, Whitesides, and Myers, and Mr. D. Lynn Smith serves as chairman. The Audit Committee reviews the proposed plan and scope of the Company’s annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company’s independent auditors and their fees. The Committee meets with the Company’s financial officers to assure the adequacy of the Company’s accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors’ recommendations for internal controls, adequacy of staff, and management’s performance concerning audit and financial controls. The Audit Committee met four times in 2006.

The Compensation Committee met two times in 2006. Both meetings were for the purpose of developing a plan for paying the compensation certain key employees and officers voluntarily deferred over the past several years to help lessen cash flow burdens on the Company during its early development.

DIRECTORS’ COMPENSATION

During fiscal year 2006, Board members Myers and Whitesides received $8,000 each and Smith received $10,000 direct compensation for services rendered during calendar year 2005. Mr. Smith was compensated at a higher rate due to his extensive involvement as Chair of the Audit Committee. Mr. LaFleur, who retired as a Director in December 2005 is also entitled to $8,000 compensation but elected to postpone payment to a future date. No other fees were accrued or paid to them.

MANAGEMENT REMUNERATIONS AND TRANSACTIONS

COMPENSATION OF EXECUTIVE OFFICERS

The following are the executive officers (named executive officers) of the Company:

Name	Age	Position with Company, Principal Occupation
Dr. Dennis D. Keiser	67	Director and Chief Executive Officer since 2001

Dr. Jacob D. Dustin	58	Director, Vice President, Secretary and Treasurer 2001-2006; Director and President since 2006

CORPORATE GOVERNANCE RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Vice-President Secretary and Treasurer.

EXECUTIVE COMPENSATION

The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company’s Chief Executive Officer and its other most highly compensated management employee at June 30, 2006 and the prior two years in all capacities.

Name and Principal Position	Annual Compensation			Deferred Compensation	All Other Compensation[1]
	Year	Salary	Bonus	Salary	Number of shares	Market Value

Dr. Dennis D. Keiser[2]	2006	$104,000	-0-	-0-	-0-	-0-
Chief Executive Officer and	2005	$96,960	-0-	-0-	-0-	-0-
Acting CFO	2004	$79,320	-0-	-0-	2,000,000	$70,000

Dr. Jacob D. Dustin[3]	2006	$117,200	-0-	-0-	-0-	-0-
President	2005	$78,240	-0-	$18,720	-0-	-0-
	2004	$81,120	-0-	-0-	2,000,000	$70,000

Donald J. Kenoyer	2006	$104,000	-0-	-0-	-0-	-0-
Engineering Manager	2005	$99,888	-0-	$9,137-	-0-	-0-
	2004	$110,375	-0-	-0-	1,500,000	$52,500

1  Other Compensation was used in exchange for common shares of equal value and for the merger and engineering evaluation.
2  Dennis D. Keiser received 2,000,000 common stock options on January 1, 2004. He received no options in fiscal years 2005 or 2006.
3  Jacob D. Dustin received 2,000,000 common stock options on January 1, 2004. He received no options in fiscal years 2005 or 2006. In 2006 he was paid $13,200 of the $18,720 compensation that was deferred in 2005, which he used to purchase 275,000 shares of Company common stock at market price.

The Company, on a discretionary basis, may grant options to its executive officers, and key employees under the 2003 Stock Option Plan. As of June 30, 2006, options to purchase 25,000,000 shares were outstanding with 0 shares remaining available for grant. There were no stock option grants to the Company’s executive officers and key employees during fiscal year 2006.

There is no assurance provided to any executive officer or any other holder of the Company’s securities that the potential realizable value shown in the table above, which is based on assumed 5% and 10% annual rates of compounded stock price appreciation over the term of the options as required under the rules of the Securities and Exchange Commission, will be realized. Actual gains, if any, on option exercises are dependent on the future performance of the Company’s common stock and overall market conditions.

The following table provides information concerning executive officers’ and key employees’ stock options exercised in 2006, and those remaining outstanding at the end of 2006.

	Shares		Number of Shares Underlying		Value of Unexercised In-the
	Acquired on	Value	Unexercised Options		Money[4] Options at FYE
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
D. Keiser	-0-	-0-	3,000,000	-0-	$94,000	-0-
J. Dustin	-0-	-0-	2,800,000	-0-	$84,400	-0-

D. Kenoyer	-0-	-0-	2,213,700	-0-	$68,758	-0-
B. Frazee	-0-	-0-	4,881,400	-0-	$115,692	-0-

COMPENSATION COMMITTEE REPORT

The Compensation Committee members are Messrs. Lynn Smith, William Myers, Michael Parker, and Steven Whitesides. They are responsible for developing and making decisions with respect to the Company’s executive compensation policies. For the upcoming fiscal year 2007, the Committee also intends to review and approve the Company’s compensation and benefit plans and continue to administer the key employee and executive officer 2003 Stock Option Plan and 2005 Employee Incentive Plan.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company’s strategic goals. The following objectives are among those utilized by the Compensation Committee:

1.	Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2.	Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3.	Executive compensation programs should reflect and promote the Company’s overall value, business growth and reward individuals for outstanding contributions to the Company.

  4   A stock option is considered to be “in-the-money” if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company’s common stock was $.05 per share on the Over the Counter Bulletin Board Market at the close of business on June 30, 2006.

4.	Short and long term executive compensation is critical factors in attracting and retaining well-qualified executives.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer’s specific experience and responsibilities, and (iii) the performance of each executive officer. The base salaries for 2006, were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the engineering and renewable energy industries with comparable qualifications, experience and responsibilities. During 2006, Dr. Dennis D. Keiser, the Chief Executive Officer of the Company, received a base salary of $104,000, which the Committee believes to be below average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry. The base salary of Dr. Jacob D. Dustin was $104,000 and is also below the industry average for his appointment as President.

The Company does not provide any retirement, pension, or 401(k) plan for any employees.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2006. The Compensation Committee has not yet approved a management bonus plan for 2007.

LONG-TERM INCENTIVES -- The stock option program and employee incentive program are the Company’s long-term incentive plan for executive officers and key employees. The objectives of these programs are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company’s common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are to be granted at no less than market values on the grant date, and will only have value if the Company’s stock price increases above the grant price.

•	William R. Myers, Chairman

•	Michael W. Parker

•	D. Lynn Smith

•	Steven Whitesides

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None

Board Recommendation

The Board of Directors recommends a vote FOR the adoption of the proposal #1, electing only SIX (6), of the nominated slate of directors.

There are no plans for any acquisitions, mergers or other corporate purposes beyond the existing Standby Equity Distribution Agreement (SEDA) with Cornell Capital Partners LLP (which expires in March 2007) to issue the increased shares of authorized common stock.

Transfer Agent

The Transfer Agent is Columbia Stock Transfer Company, P.O. Box 2196, Coeur d’Alene, Idaho 83816-2196, telephone 208-664-3544.

PROPOSAL 2 - RATIFICATION OF THE SELECTION OF AUDITORS

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITOR

The Audit Committee of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company. Management is responsible for the Company’s internal controls and the financial reporting process. The external auditor’s responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee’s responsibility is to monitor and oversee these processes. As part of its activities, the committee:

1.	reviewed and discussed with management the audited financial statements of the Company;

2.	discussed with the independent auditors the matters required to be communicated under Statement and Auditing Standards No. 61 (Communications with Audit Committees);

3.	received the written disclosures and letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independent’s Discussion with Audit Committee); and

4.	discussed with independent auditors their independence.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements of the Company for the year end of June 30, 2006, be included in the Company’s annual report on Form 10-KSB filed with the Securities and Exchange Commission.

The Audit Committee of the Company, consists of the following members:

•	D. Lynn Smith, Chairman
•	Michael W. Parker
•	William R. Myers
•	Steven Whitesides

Audit Fees

The aggregate fees billed to us by Jones Simkins PC, for the audit of our financial statements and all amendments for the fiscal years ended June 30, 2006, and 2005, and for reviews of financial statements included in our quarterly reports on Form 10-QSB and amendments thereto, for the fiscal years 2006, and 2005, respectively are shown in the table below:

	Audit Fees		Tax Fees		Consulting or Other Fees
Auditor	2006	2005	2006	2005	2006	2005
Jones Simkins PC	$38,309	$32,303	-0-	-0-	$4,684	-0-

The Audit Committee of the Board of Directors has appointed Jones Simkins PC as independent auditors to audit the financial statements of the Company for the year ended June 30, 2007. Jones Simkins PC has examined the financial statements of the Company for the fiscal years ending June 30, 2006, and 2005. Representatives of Jones Simkins PC are expected to be present at the Annual Meeting and will be available to answer questions and will have the opportunity to make a statement if they desire to do so.

While not required to do so, the Board of Directors has submitted the selection of Jones Simkins PC to serve as our external auditors for the fiscal year ending June 30, 2007, for ratification or to ascertain the views of the stockholders on this appointment.

Board Recommendation

The Board of Directors recommends that you vote FOR the adoption of the proposal #2, to ratify the selection of Jones Simkins PC as the independent auditors of the Company for the fiscal year ending June 30, 2007. Proxies will be voted FOR ratified this selection unless otherwise specified.

OTHER MATTERS

As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Proposals of Shareholders for the Next Annual Meeting. Proposals of shareholders intended for presentation at the 2007 annual meeting must be received by Intrepid Technology & Resources, Inc. at our principal executive offices at 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, Attn: Corporate Secretary, on or before June 15, 2007, in order to be included in the proxy statement and form of proxy for that meeting. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of a shareholder proposal in Company sponsored proxy materials.

Proxy Solicitation Costs. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company’s Annual Report, which is on Form 10-KSB for the year ended June 30, 2006. A copy of the Annual Report may be obtained without charge by writing to the Company at 501 W. Broadway, Suite 200, Idaho Falls, Idaho, 83402, Attn: Corporate Secretary, or by telephone request to (208) 529-5337.

Voting By Proxies. A properly executed proxy will be voted in accordance with its terms. Unless you indicate otherwise, the Proxy Card will be voted FOR the election of directors to serve as indicated and FOR the ratification of Jones Simkins PC as the Company’s independent accountants, and in the discretion of the proxy for any other proposal that may properly come before the meeting. A proxy may be revoked at any time before it is voted.

By Order of the Board of Directors

Idaho Falls, Idaho	/s/ Dr. Dennis D. Keiser
October 12, 2006	Chief Executive Officer and Acting CFO

1. Election of Directors, vote for ONLY SIX (6) nominees listed below (to withhold authority to vote for any individual members, strike a line through the members name)

Dr. Michael W. Parker	Dr. Dennis D. Keiser	Dr. Jacob D. Dustin	William R. Myers

D. Lynn Smith	Steven Whitesides	John W. Brockage
FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To ratify the appointment of Jones Simkins PC, as the Company's independent auditors for the fiscal year ending June 30, 2007
FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated December 1, 2006.

______________________________________________________________	_____________________________________________________________
SIGNATURE OF STOCKHOLDER	SIGNATURE IF HELD JOINTLY

Date________________________________________________________, 2006

INTREPID TECHNOLOGY & RESOURCES, INC.
THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, appoints Dr. Dennis D. Keiser and Dr. Jacob D. Dustin and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of INTREPID TECHNOLOGY & RESOURCES, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of INTREPID TECHNOLOGY & RESOURCES, INC., to be held on December 1, 2006, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1&2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.